N E W S   R E L E A S E


May 12, 2004                                         Direct Inquiries To:
                                                     Paul O. Koether, Chairman
                                                     (908) 234-0078


             KENT FINANCIAL SERVICES ANNOUNCES FIRST QUARTER RESULTS

     BEDMINSTER, NEW JERSEY - KENT FINANCIAL SERVICES, INC. ("Kent" or the "Company") (NASDAQ - KENT) reported net income of $187,000, or $.06 per share for the quarter ended March 31, 2004, compared to a net loss of $339,000, or $.10 per share for the quarter ended March 31, 2003. Per share earnings have been adjusted for a 100% stock dividend which was effective in April 2004.


     Kent has 2,962,154 shares outstanding.























     This release contains forward-looking statements which may involve known and unknown risks, uncertainties and other factors that may cause the Company's actual results and performance in future periods to be materially different from any future results or performance suggested by these statements. Kent Financial cautions investors not to place undue reliance on forward-looking statements, which speak only to management's expectations on this date. The per share earnings in the text of the news release are diluted earnings per share.

                 KENT FINANCIAL SERVICES, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE QUARTERS ENDED MARCH 31, 2004 AND 2003
                      (in thousands, except per share data)
                                   (Unaudited)

                                                      Three Months Ended
                                                            March 31,
                                                      ------------------
                                                       2004        2003
                                                      ------      ------
Revenues:
  Principal transactions:
    Investing gains (losses)                          $   42     ($  126)
    Trading                                                -          23
  Brokerage commissions                                    -         378
  Management fee income                                   57          57
  Equity in earnings of T. R. Winston                    109           -
  Interest, dividend and other                           228          68
                                                      ------      ------
      Total revenues                                     436         400
                                                      ------      ------

Expenses:
  General and administrative                             220         465
  Brokerage                                                -         259
  Interest                                                13          16
                                                      ------      ------
      Total expenses                                     233         740
                                                      ------      ------

Income (loss) before income taxes                        203     (   340)
Provision (benefit) for income taxes                      16     (     1)
                                                      ------      ------
Net income (loss)                                     $  187     ($  339)
                                                      ======      ======
Basic and diluted net income (loss) per common share  $  .06     ($  .10)
                                                      ======      ======
Weighted average number of common
   shares outstanding (in 000's)                       2,985       3,316
                                                      ======      ======

                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2004
                                 (in thousands)
                                   (Unaudited)
Assets:
  Cash and cash equivalents                                    $   2,736
  Securities owned                                                 6,265
  Investment in T. R. Winston                                        390
  Property and equipment, net                                        977
  Other assets                                                        18
                                                               ---------
      Total assets                                             $  10,386
                                                               =========

Liabilities                                                    $   2,224
Stockholders' equity                                               8,162
                                                               ---------
      Total liabilities and stockholders' equity               $  10,386
                                                               =========